Share Repurchase Program	12 Months Ended
Dec. 31, 2013
Senior Non-Cumulative Perpetual Preferred Stock [Abstract]
Share Repurchase Program

Note 13—Share Repurchase Program

In July 2013, the company’s board of directors authorized a share repurchase program permitting the company to repurchase in the open market or otherwise up to 210,000, or approximately 2%, of shares of the company’s then outstanding common stock. The authorization has no time limit. There is no guarantee as to the number of shares that will be repurchased by the company, and the company may discontinue the program at any time.

The company repurchased the following shares of common stock, pursuant to the repurchase program for the periods stated. The repurchases were made using available cash resources and occurred in the open market.

For the Year Ended
December 31, 2013
Shares of common stock repurchased	50,430
Price paid for common stock repurchased	$296
Average price paid per common share	$5.88